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                                                                   EXHIBIT 10.09

                                  AMENDMENT TO
                        SETTLEMENT AGREEMENT AND RELEASE



         This Amendment is entered into as of February 27, 1997 as an amendment to that certain Settlement Agreement and Release dated of even date herewith (the "Settlement Agreement") by and between the signatories to the Settlement Agreement and Contact Lens Technologies Ltd ("CLT").

                                 R E C I T A L S

         A. Concurrent herewith the parties to the Settlement Agreement are entering into the Settlement Agreement.

         B. The parties hereto desire to amend the Settlement Agreement to (i) set forth the handling of certain value-added tax matters and (ii) include CLT as a party for certain purposes.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Value-Added Tax. The following language is hereby added to the end of Section 4.07 of the Settlement Agreement:

                        "All payments made by OSL shall include value-added tax
                  at the applicable rate which is currently 17.5%, on the gross sum payable. For the avoidance of doubt, the value-added tax payable on the first payment of $3,333,333 shall be $583,333, and such $583,333 shall be paid in addition to the $3,333,333. The value-added tax shall be payable only upon delivery to OSL of a proper value-added tax invoice addressed to OSL. Additionally, the Defendants shall provide to OSL value-added tax credit notes in respect of the value-added tax invoices submitted to OSL in January 1995."

         2. Applicability of Release to CLT. The parties hereby agree that all references to the "Defendants" in Section 3 of the Settlement Agreement shall be deemed to include CLT.

         3. Applicability of Certain Other Provisions to CLT. The parties further agree that all references to the "Defendants" in Sections 10 and 11 of the Settlement Agreement shall be deemed to include CLT. Further, CLT agrees to be bound by the provisions of Section 13 of the Settlement Agreement on the same terms as the Defendants.
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         4. Miscellaneous. All other provisions of the Settlement Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.

Contact Lens Technologies Ltd

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
By:    /s/ Anthony David Galley
       -------------------------------
Its:   Director

Address: Unit 2, Northbridge Road
         Berkhamstead, Hertfordshire
         HP4 1EH England


Aspect Vision Care Ltd.                                   /s/ Geoffrey Harrison Galley
                                                          -----------------------------------
                                                          For Albert Henry Morland
By:   /s/ Anthony David Galley
      ---------------------------------
Its:   Director                                           Address:  7 Bitterne Place,
                                                                    Newport, Isle of Wight

Address:  Unit 2, Northridge Road
          Berkhamstead, Hertfordshire
          HP4 1EH England                                 /s/ Geoffrey Harrison Galley
                                                          -----------------------------------
                                                          For Ivor Atkinson

                                                          Address:  90 Queens Drive,
New Focus Health Care Ltd.                                          Surbiton, Surrey, KT5 8PP
                                                                    England
By:   /s/ Anthony David Galley
      ----------------------------------
Its:   Director

Address:  Unit 2, Northbridge Road                        /s/ Geoffrey Harrison Galley
          Berkhamstead, Hertfordshire                     -----------------------------------
          HP4 1EH England                                 For Wilfred Trevor Brooker

                                                          Address:  Grimbles Barn, Buckland Village
                                                                    Aston Clinton, Buckinghamshire HP22 5HY England



/s/ Geoffrey Harrison Galley                              Ocular Sciences Ltd.
------------------------------------
Geoffrey Harrison Galley
                                                          By:   /s/ John David Fruth
                                                                -----------------------------
Address:  Red Lodge, The Close,                           Its:  Director
          Totteridge, London N20 8PJ
          England
                                                          Address:  Reliant Close, Chandlers Ford,
                                                                    Eastleigh, Hampshire S053 4ND
                                                                    England
/s/ Anthony David Galley
------------------------------------
Anthony David Galley

Address:  Beacon Wey, The Hangers,                        O.S.I. Corporation
          Bishops Waltham, Hants S032 1FZ
          England                                         By:   /s/ John David Fruth
                                                                ------------------------------
                                                          Its:   President

/s/ Geoffrey Harrison Galley                              Address:  475 Eccles Avenue
------------------------------------                                So. San Francisco, California 94080
For Barrie Bevis                                                    USA

Address:  53, Wilderness Heights,
          West End, Southampton S03 3PS
          England
                                                          /s/ John David Fruth
                                                          ---------------------------------------
                                                          John David Fruth

                                                          Address:  c/o OSI Corporation
                                                                    475 Eccles Avenue
                                                                    So. San Francisco, California 94080
                                                                    USA
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